Rule 497(e)
File Nos. 333-212091 and 811-05961

GREAT-WEST SMART TRACK® ADVISOR VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by
Great-West Life & Annuity Insurance Company of New York

Supplement dated July 17, 2017
to the Prospectus dated May 1, 2017

This Supplement amends certain information contained in the Prospectus dated May 1, 2017.

Great-West Profile Funds Merger:
The merger of the Great-West Profile I Funds (the “Acquired Funds”) into the Great-West Profile II Funds (the “Acquiring Funds”) was completed on or about July 14, 2017 (the “Merger Date”). Effective as of the start of business on the Merger Date, any assets remaining in the Sub-Accounts for the Acquired Funds became invested in the Sub-Accounts for the Acquiring Funds. Contract Owners whose assets became invested in the Sub-Accounts for the Acquiring Funds as a result of the merger may transfer those assets into any other investment option under the Contract without fees or charges, and the transfer will not count against the annual free transfer limit, within 60 days after the Merger Date.

Great-West Stock Index Fund Merger:
The merger of the Great-West Stock Index Fund (the “Acquired Fund”) into the Great-West S&P 500 Index Fund (the “Acquiring Fund”) was completed on or about July 14, 2017 (the “Merger Date”). Effective as of the start of business on the Merger Date, any assets remaining in the Sub-Account for the Acquired Fund became invested in the Sub-Account for the Acquiring Fund. Contract Owners whose assets became invested in the Sub-Account for the Acquiring Fund as a result of the merger may transfer those assets into any other investment option under the Contract without fees or charges, and the transfer will not count against the annual free transfer limit, within 60 days after the Merger Date.

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling 877-723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and
Statement of Additional Information dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.